2010 Financial Community Briefing March 17, 2010 Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Current Reports on Form 8-K dated March 1,
2010 and March 16, 2010 and Annual Report on Form 10-K for the year ended November 30, 2009, which are on file with the SEC and available on the Company’s website at www.discoverfinancial.com. Certain reconciliations are also included at the end of this presentation.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-
looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the
Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business –
Competition," "Business – Supervision and Regulation" and "Management’s Discussion and Analysis of Financial
Condition and Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November 30,
2009, which is on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover
®
Network and
Diners Club International
®
. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

David Nelms Chairman & Chief Executive Officer March 17, 2010

DISCOVER

DISCOVER CARD
CONSUMER DEPOSITS
CONSUMER LOANS
DISCOVER
PULSE DEBIT NETWORK
DINERS CLUB INTERNATIONAL
DISCOVER NETWORK

Becoming the leading direct banking and payments company 4

DISCOVER

DISCOVER

DISCOVER

pulse

Diners Club INTERNATIONAL

Unique direct banking and payment services assets
Note:  Balances as of February 28, 2010; volume based on the trailing four quarters ending 1Q10
•
$46Bn in receivables
•
Leading
cash rewards program
•
1 in 4 U.S. households
•
$15Bn consumer deposits
•
$4Bn personal and student loans
Deposits and Other Lending
Deposits and Other Lending
U.S. Card Issuing
U.S. Card Issuing
•
$109Bn volume
•
4,400+ issuers
•
$97Bn volume
•
30+ issuers
•
$26Bn volume
•
50 franchises
•
185 countries/territories

• Achieve disciplined, profitable
growth in cards
• Expand other attractive direct
lending and savings products
Growth objectives to build shareholder value
• Build robust global acceptance
network for credit, debit and
ATM through direct relationships
and alliances
• Increase global volume leveraging
flexibility, multi-brand network
alliances and emerging
payments technologies
Direct Banking Payment Services
Long-Term Financial Targets
• 10%+ Volume CAGR
• 5-10% Total Loans CAGR
• 15%+ ROE
• 10%+ EPS Growth

Today’s agenda
Jim Panzarino
EVP, CHIEF CREDIT RISK OFFICER
Roger Hochschild
PRESIDENT & CHIEF OPERATING OFFICER
Carlos Minetti
EVP, CONSUMER BANKING & OPERATIONS
Harit Talwar
EVP, CARD PROGRAMS & CHIEF MARKETING OFFICER
Diane Offereins
EVP, PAYMENT SERVICES
Payment Services
Personal & Student Loans
Deposit Products
Card Issuing
Credit Risk Management
2009 Review and
Growth Outlook
Financial Review
Roy Guthrie
EVP, CHIEF FINANCIAL OFFICER
Q&A

2010 Financial Community Briefing David Nelms Chairman & Chief Executive Officer March 17, 2010

2009 Review and Growth Outlook Roger Hochschild President & Chief Operating Officer March 17, 2010

• Superior credit performance vs. competitors
– Lowest managed net credit card charge-off rate in industry
• Conservative loan growth
– Most stable credit card receivables and sales
• Increase net interest margin and revenues
– 82bps increase in net interest margin YOY
• Reduce expenses
– 7% decrease YOY
• Focus on capital/liquidity/funding
– 8.2% tangible common equity/tangible managed assets
2009 performance – a year of significant accomplishments
Note
Refer to appendix for reconciliation of non-GAAP financial measures

12.1%
9.6%
9.3%
9.2%
8.7%
8.0%
DFS AXP COF JPM C BAC
Industry leading charge-offs
Managed Net Credit Card Charge-off Rate (FY2009)
Source:  Public company filings
Note
1. Does not include Citi Holdings
(1)

Market share growth in volume and receivables
Volume YOY Change (FY2009)
Receivables YOY Change (FY2009)
(3,5) (5)
Source:  Public company filings
Notes
1. Sales volumes only
2. Reflects sales, cash advance + BT volume
3. Reflects sales + cash advance volume
4. Reflects global purchase volume
5. Does not include Citi Holdings
(1)
(4) (2) (3)

-14.7%
-14.6%
-11.2%
-11.0%
-9.2%
-5.2%
DFS COF JPM AXP BAC C
-1.3%
-4.5%
-14.1%
-15.0%
-15.7%
-15.9%
C DFS JPM COF AXP BAC

$6.2 $7.0 $8.1 $10.2 $12.6 4Q08 1Q09 2Q09 3Q09 4Q09 Growth in Direct Banking Direct-to-Consumer Deposits (Bn) Personal & Student Loans (Bn) $1.3 $1.8 $2.1 $2.7 $3.3 4Q08 1Q09 2Q09 3Q09 4Q09 13

$107
$81
$37
2007 2008 2009
Growth in Payment Services
Pretax Income (MM)
Number of Transactions (Bn)
4.4
4.2
3.8
2007 2008 2009
Note
Number of transactions on the Discover Network and PULSE network 14

Sales trends are now positive
State and Region YOY Sales Change (1Q 2009)
State and Region YOY Sales Change (1Q 2010)
<-9%
-6% to -9%
-3% to -6%
0% to -3%
0% to 3%
3% to 6%
6% to 9%
>9%
YOY Growth

-6%
-5%
-6%
-7% -5%
-5%
-6%
-8%
8%
5%
4%
5%
6%
2%
3%
0%

2010 Focus
• Superior credit risk
management
• Gained share in
loans & sales
• Expansion of lending
products & growth of
direct deposits
• 31% increase in PBT,
improved acceptance
• Continued vigilance;
transition to growth
• Achieve disciplined,
profitable growth
• Establish leadership
position
• Increase global
acceptance and volume
Summary
2009 Accomplishment Area
Credit Risk
Card Issuing
Consumer
Banking
Payment
Services

2009 Review and Growth Outlook Roger Hochschild President & Chief Operating Officer March 17, 2010

Credit Risk Management Jim Panzarino EVP, Chief Credit Risk Officer March 17, 2010

Strong credit performance
• DFS managed net credit card charge-off rate lowest in peer group (2009)
• Balanced and surgical approach to loss mitigation
Well positioned for the future
• Longer average customer tenure
• Favorable geographic distribution
• Impact of loss mitigation reflected in average delinquent
balance decline
Innovative strategies to optimize growth
• Enhancements in analytic tools to adapt to the
changing environment
• Continue to utilize new data sources
• Increase judgmental processing
Discipline and innovation

Superior credit capabilities enhance profitability
2007 2008 2009
DFS Industry

• First in industry to use tradeline data
• Early focus on customer cash flow
• Continuous investment in analytics
• Disciplined acquisition and
account management
• New data sources
• Trigger based strategies
Managed Net
Credit Card Charge-off Rate (%)
Source:  Earnings Releases
(1)
Note
1. Industry includes AXP, BAC, COF, JPM, & C

Ongoing refinement of strategies
significantly improves performance

30+ Delinquency
6 Months After Acquisition
3Q07 3Q08 3Q09
Origination Date
Avg Delinquency Balance YOY Change
0%
2%
4%
6%
8%
10%
Average Acquisition FICO
737
727
738
1Q08 1Q09 1Q10
Total Contingent Liability (Bn)
$228
$193
$170
1Q08 1Q09 1Q10
Note
Refer to appendix for reconciliation of non-GAAP financial measures

Jul-08
Jan-09
Jul-09
Jan-10

Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10

Positive indicators of an improving environment
0%
20%
40%
60%
80%
100%
Source:  Bureau of Labor Statistics Source:  National Bankruptcy Research Center
0%
20%
40%
60%
80%

Unemployment Rate
YOY Change
U.S. Bankruptcy Filings
YOY Change

• Ongoing refinement of models and analytic tools
• Continued to evaluate and implement new data sources
–
LTV – home valuation data on customers with a mortgage
–
ARM – timing and magnitude of resets
• Increase customer engagement through manual / judgmental
processing of existing and potential customers

Innovative strategies to optimize long term profit
•
Question and challenge everything we do

Early use of LTV data further reduces risk

Loan to Value
Source:  Trans Union, LTV April 2009
Homeownership
Rent,
Other
Mortgages
Own
Outright
Rent,
Other
Negative
Equity
Own
Outright
Other
Mortgages
Loan to Value
No Additional
Treatment Needed
Closed
Lines
Lowered
Accounts Actioned

Getting ahead of the ARM reset wave

Source:  Credit Suisse RMBS Research
Monthly Mortgage Rate Resets ($Bn)
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
Option ARM
All Other Mortgage Resets
DFS Mortgage Composition
Fixed
ARM
Source:  Trans Union, November 2009

Judgmental decisioning is a high return investment

Every $1 invested generates $10 return.
Every $1 invested generates $10 return.
As judgmental staffing
has increased…
4Q08 1Q10
6x 6x
Standard Judgmental
…new account card
usage has increased…
+7% +7%
Standard Judgmental
+6% +6%
…and more portfolio
good balances have been retained.
Standard Judgmental
+9% +9%
…new account
balances have increased…

• Strong credit performance
• Well positioned portfolio
• Continued vigilance (LTV, ARM)
• Innovative strategies to optimize future growth
• Investment in judgmental decisioning
Opportunities exist for growth
and profit enhancement through credit risk strategies

Credit Risk Management Jim Panzarino EVP, Chief Credit Risk Officer March 17, 2010

Card Issuing Harit Talwar EVP, Card Programs & Chief Marketing Officer March 17, 2010

Key takeaways
• Discover Card business expected to deliver normalized pre-tax
ROA of 2.5% - 3.0% post-CARD Act
• Discover well positioned to grow and continue to gain market share leveraging:
–
Attractive customer base
–
Expanding merchant acceptance
–
Leadership position in Rewards, Service and Value

Key Provisions Discover’s Response
• Elimination and/or restrictions on:
–
Existing balance re-pricing
–
Future balance re-pricing
–
Overlimit fees
–
Late and other fees
• Changes in payment hierarchy
• Enhanced disclosure
requirements
• For existing business, re-priced
and shifted to variable rates
• For new business, modified
promotional and standard pricing
• Reduced balance transfer volumes
• Expanding spend-based revenues
• Seize value positioning opportunity
–
No nuisance fees
–
Sustain Rewards commitment
Response to CARD Act

Rebalanced portfolio mix 15% 16% 11% 9% 65% 64% 70% 79% 20% 19% 12% 20% 2007 2008 2009 2010F Promo Standard Default 32 Balance Mix Source: Internal data

Post CARD Act continue to book profitable new accounts

Key Initiatives
• “As Low As” pricing
• Modified promotional pricing
• Focus on process enhancements to
increase usage and reduce CPA
New Account Profitability
Notes
1. “Go To” APR Margin – represents difference between contractual non-promotional APR and effective prime rate
2. The percent of balance transfer dollar volume with a promotional rate greater than 12 months
3. Accounts with at least one sales transaction in the first 90 days after account booking
1H 08 2H 09
"Go To"
(1)
APR Margin 8% 12%
Bal Transfer % >12 Months
(2)
43% 7%
90 Day Sales Active %
(3)
46% 54%
Acquisition Cost (indexed to 1H08) (33%)

Business positioned to deliver target ROA
Discover Card Returns
(1)
Historical 1Q 2010 Normalized
Revenue
Margin 12.5% 13.5% 12 - 12.5%
Principal
Charge-
offs 5% 9% 5 - 6%
Operating
Expenses 5% 4% 4 - 4.5%
Pre-Tax
ROA
2.5% - 3.0% 1% 2.5% - 3.0%
(2)
(3)
• CARD Act impact mitigated by:
–
Balance mix
–
Pricing changes
–
Expanding spend-based revenues
• Operating efficiencies allow for investments
in growth and marketing
• Expect normalized pre-tax returns
of 2.5% - 3.0%
Notes
1. Revenue margin includes net interest margin and other card-related revenues and fees net of rewards expense.  Operating expense % is based on Direct Banking expense ratio
2. Historical represents 10 year average
3. Excludes changes in loan loss reserves

Key takeaways
• Discover Card business expected to deliver normalized pre-tax
ROA of 2.5% - 3.0% post-CARD Act
• Discover well positioned to grow and continue to gain market share leveraging:
–
Attractive customer base
–
Expanding merchant acceptance
–
Leadership position in Rewards, Service and Value

Married with children
• Average age: 44
• Average HHI: $97K
• 73% married
• 21% more likely to have kids
• 70% attended college
• 80%+ own their home
Large, seasoned
customer base
• 25% of U.S. households
• Highest average tenure
in industry
• Balanced customer base –
~40% revolver / 60% transactor
• Geographically diverse
Traditional, family
focused & responsible
• Prioritize dinner with family
• Plan for future, avoid splurging
• Church and charity activities
• Prefer to pay with credit
Value and quality
• Buy styles built to last
• Not easily swayed by others
• Kohl’s, Macy’s, Sam’s Club
• Chili’s, Olive Garden, and
Red Lobster
Attractive customer base and target profile

Source:  Internal Data, MRI / Simmons / TNS

Brand well positioned
Source:  Millward Brown Brand & Ad Tracking Survey, 4Q09; Recommend  = percent strongly/somewhat agree with statement. Primary cardmembers = those respondents who say they use that brand’s card most often to make purchases. Consideration = percent saying either “it would be my first choice” or “I would seriously consider it.”
30%
32%
38% 38%
40%
44%
JPM DFS COF AXP BAC C
Consideration
(among general population)
Recommend to a Friend
(among brand’s primary cardmembers)
82%
78%
73% 73%
72%
69%
DFS AXP C BAC JPM COF

56%
61%
65%
4Q07 4Q08 4Q09
Expanding acceptance driving sales

Cardmember Perception
of Acceptance
Source:  Brand & Ad Tracking Study, 4Q09, Millward Brown
Note:  Sales impact based on previously non-accepting and accelerated sign-up of new merchants
$1Bn
$2Bn
$3Bn
2008 2009 2010E
Sales Impact
“Discover is a card that
is accepted everywhere
I want to use it”

Driving growth across customer segments

• Brand ambassadors
• Nurture / protect
• Leverage expanding Acceptance
Key Priorities
Key Metrics (’09 vs. ’08)
• Spend share
(1)
+120bps
• Reinforce Rewards and Service to
deepen engagement and shift spend
• Leverage expanding Acceptance
• Capitalize on competitor missteps
• Leverage Rewards, Value, and
expanding Acceptance
• % Primary
(2)
+269bps
• % Sales Active
(3)
+750bps
• 90-day sales active
+400bps
• Focus on Brand engagement and usage
• Profitable growth
Primary
Active
Inactive
New
Accounts
1. Spend share represents customer DFS sales as a % of estimated total customer credit card sales –calculated for primary cardmembers
2. Primary cardmembers defined as customers with 15+ transactions in a month; as % of total open & good standing accounts
3. Sales Active accounts defined as customers with at least one sales transaction in a month; as a % of total open & good standing accounts
Notes / Source:  Internal Data

40 • Sustainable cash rewards leadership • Driving business results Leveraging our competitive advantages REWARDS SERVICE VALUE

8%
3%
13%
14%
62%
Cash
Rewards
Airline
Miles
Gift
Cards
Gas
Rebate
Other
Reward Preference (1) Best Cash Rewards (2)
Notes
1. Among credit card customers who receive rewards
2. Brand Tracker:  Monthly survey with 3,000 respondents per quarter; percent unaided brand association with the phrase "best cash rewards”
Source:  JD Power 2009 Credit Card Satisfaction Study Source: Brand Tracker – 4Q09, Millward Brown
Cash Rewards leadership – general population
22%
9%
7%
4% 4%
3%
DFS JPM AXP COF C BAC

42%
55%
63%
65%
70%
84%
DFS AXP JPM C BAC COF
Source:  Brand Tracker – 4Q09, Millward Brown
Note:  Brand Tracker:  monthly survey with 3,000 respondents per quarter, conducted since 1998; % of respondents who somewhat/strongly agree with statement
86%
70%
65%
62%
53%
37%
DFS AXP JPM C BAC COF
Discover Rewards leadership – primary cardmembers

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• Partner-funded programs more than doubled in 2009. Contributed
~15% incremental Rewards value to our customers
Discover Network enhances cash rewards

Increasing enrollments while reducing costs

Reward Program Enrollments (1) (MM) Rewards Cost (2) (% Sales)
6
8
10
12
14
16
18
20
2005 2006 2007 2008 2009
0.70%
0.72%
0.74%
0.76%
0.78%
0.80%
0.82%
0.84%
2005 2006 2007 2008 2009
Notes
1. Enrollments include 5%, Double and all other programs requiring sign-up
2. Represents Discover Rewards expense as a % of total sales volume

Non-Enrolled Enrolled
Rewards enrollment performance
Average Annual Sales Charge-off Balance
Average Annual PBT Voluntary Attrition
Non-Enrolled Enrolled
Non-Enrolled Enrolled Non-Enrolled Enrolled
23%
(24%)
10%
(48%)
Note
1. Measured as time series lift in performance before and after enrollment in Rewards programs as compared against a representative group of non-enrollees
Source:  Internal data analysis, 2009

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46 • Consistent investments • Driving business results Leveraging our competitive advantages REWARDS REWARDS SERVICE VALUE

CMS
Cardmember Services Division
It's you behind the Card.
Build relationships with every contact.

Customer service core to brand experience

Investments in Call Center
Metrics
• 100% U.S.-based, average tenure
5+ years
• Specialized, industry leading call
routing matches customers with
target agents
• World class
(1)
first call resolution
of 90%+
• Industry leading fee product cross-sell
capabilities – 18% penetration vs.
industry average of 11%
(2)
• Key distribution channel
– 50% of rewards enrollments
– 40% of balance transfer volume
Note
1. SQM Benchmark (2008)
2. 3Q 2009 Argus Report

Online leadership increasingly integral to the business
Business Impacts
756
761
761
769
771
802
816
Citi Cards
Capital One
Bank of
America
Chase
Industry
Average
American
Express
Discover
Card
JD Power – 2009
Discover ranked #1: Web Site Interaction Satisfaction
Customer engaged in the channel:
• Contribute 75% of the sales volume
• Carry 60% of the balances
Delivering efficiencies, engagement, usage
• 75% of all new customer applications
• 62% of rewards redemptions
• 50% of rewards enrollments
Source:  J.D. Power and Associates, 2009 Credit Card Satisfaction Study

49 • Fair, consistent pricing and credit decisions Leveraging our competitive advantages REWARDS SERVICE VALUE

Opportunity to claim value leadership

• Remain committed to Rewards
and Customer Service
• Did not introduce nuisance fees
• Portfolio quality has allowed
balanced approach to credit line
and pricing decisions
Source:  Brand & Ad Tracking Study, 4Q09, Millward Brown
Primary
Cardmembers
Total
Population
DFS
77 35
AXP
76 34
JPM
68 35
Peer Avg
64 30
BAC
61 26
C
60 27
COF
53 28
Provides Excellent Overall Value (%)

51

Leveraging our competitive advantages 52 Case Study: 4Q 2009 Marketing Case Study: 4Q 2009 Marketing REWARDS SERVICE VALUE

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4Q 2009 Marketing: leveraging multi-channel advertising Television Television Print Print Radio Radio Strong local market coverage (>30%) with national overlay 56 Online Online

4Q Calendar Sales Comparison (YOY %)
-9.5%
-9.1%
-3.0%
-2.5%
0.1%
2.5%
DFS AXP COF BAC C JPM

• 8+ billion impressions
• Discover Rewards investments higher by 48%
• Partner contributions increased 188%
• Customer enrollments increased 56%
Source:  Internal data and public company filings
Notes
1. Sales volumes only
2. Reflects sales + cash advance volume
3. Reflects global purchase volume
4. Reflects sales, cash advance + BT volume
4Q 2009 Marketing: results
(1) (2) (3) (2) (4)

Key takeaways
• Discover Card business expected to deliver normalized pre-tax
ROA of 2.5% - 3.0% post-CARD Act
• Discover well positioned to grow and continue to gain market share leveraging:
–
Attractive customer base
–
Expanding merchant acceptance
–
Leadership position in Rewards, Service and Value

Card Issuing Harit Talwar EVP, Card Programs & Chief Marketing Officer March 17, 2010

Personal & Student Loans Deposit Products Carlos Minetti EVP, Consumer Banking & Operations March 17, 2010

Direct Banking expansion well underway
• Expanded into additional lending businesses with
attractive economics:
– personal loans
– student loans
• Significantly grown our consumer deposits business
• Extended reach of the Discover brand and attracted
new customers / segments
• Leveraged customer base, marketing & underwriting capabilities, and low cost direct-to-consumer service delivery model

62 PERSONAL LOANS STUDENT LOANS CONSUMER DEPOSITS

Personal loans are an attractive growth opportunity
• Favorable trends in the demand for personal loans
–
Changing consumer behavior
–
CARD Act curtails risk based pricing
–
Sharp decline in alternatives
• Compelling value proposition to prospective customers
• Leverages Discover’s underwriting competencies
• Attractive financial returns with proper risk management

$100Bn+ personal loans market, recent
originations impacted by downturn in credit market
Source:  Experian Information Solutions analysis, 2010
$129.1
$142.6
$136.8
$118.9
2006 2007 2008 2009
$63.1
$67.3
$54.9
$36.2
2006 2007 2008 2009
Receivables (Bn)
Loan Originations (Bn)

Further market growth will be fueled by
contraction in personal loan alternatives
~90% decline
(Originations – Bn)
$0
$20
$40
$60
$80
$100
$120
(New BT – Bn)
Source:  VISA and MasterCard Supplemental Operational Performance Data 2009, Inside Mortgage Finance study, January 2010
~60% decline
$0
$10
$20
$30
$40
$50
$60
Home Equity Market Visa & MC Cash/BT Volume

Typical Discover Personal Loan customer
FICO 740
Annual income
$80K
Total revolving debt
$20K
Credit card
balances $12K
with rates
ranging
from
16.99% to 20.99%
Homeowner
Debt consolidation
One monthly
payment
Lower rate & clear
timeline to payoff
debt
Loan of $15K
Paid off all outstanding
credit card balance
Duration – 60 months
Fixed APR 13.99%
No pre-payment
penalties
Monthly payment - $350
First year savings
$300-$500
Customer Needs
Customer Profile
Discover
Personal Loan
Solution

DISCOVER FINANCIAL SERVICES
Log In
Personal Loan Invitation
Thanks for taking the time to act on our special loan invitation.
The application only takes a few minutes to complete. You'll need to have your invitation number on hand, plus some additional information.
Information you'll need to apply.
Invitation Number
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Delivered compelling value proposition
and differentiated customer experience
• Competitive rates
• Personalized
experience
• Financial control
Value Proposition
• By invitation only
• Judgmental
underwriting
• Same day creditor
payoff
Customer Experience

Card industry pricing structure allows us to offer better rates
Avg
APR
Avg
Loss Provision
Risk based pricing
0%
4%
8%
12%
16%
660-679 680-699 700-719
720-739
740-759 >759
18%
Pricing
opportunity
Source:  Argus report 3Q 2009, Fair Isaac card performance data, internal analysis

69 Disciplined portfolio growth $1.3 $1.4 $1.5 $0.4 $0.6 $0.9 $1.0 $1.2 $1.2 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 Personal Loan Ending Receivables (Bn)

Underwriting capabilities have been continuously enhanced
• Generic credit bureau score
(i.e., FICO)
• Income verification for marginal
applications
• Disposable income criteria
• Recent changes in debt levels
• Custom risk scores + credit
bureau scores
• Income, employment
verification
• Individualized cash flow
analysis
• Balance build & early
delinquency models
• LTV / mortgage data

Credit performance better than industry in all risk segments
13.45%
N/A
Sub Prime Near Prime Prime Super Prime
Industry
DFS
7.3%
4.5%
2.4%
1.8%
1.3%
Source:  TransUnion study 2010
Note:  Based on 2008 vintage, industry includes BAC, C, COF, JPM and WFC
% of Personal Loans 60+ Days Delinquent

N/A

72 Product is structured to deliver solid financial returns 8.5% 3.0% 4% 1.5% Net Interest Income Loss Provision Operating Expenses ROA Target

73 PERSONAL LOANS STUDENT LOANS CONSUMER DEPOSITS

Attractive opportunity for growth in student loans
• Growing demand driven by rising college enrollments and cost of attendance
• Adding new, upwardly mobile customers to Discover
• Leveraging Discover’s strengths in marketing and underwriting
• Solid financial returns on private loans

Market growth driven by higher enrollment and tuition costs
Source:  College Board, Trends in Student Aid (2009)
65
66
73
84
18
21
22
12
2005-06 2006-07 2007-08 2008-09
Private Federal
$83
$87
$95
$96
5.0%
CAGR
• ~19MM students enrolled in
colleges and graduate schools
• Tuition costs have increased at
6% CAGR, faster than inflation
Industry Loan Originations
by Academic Year (Bn)

Value proposition addresses needs of customers and schools
Financial Aid Office
100% solution
Simplicity
Graduation
rewards
Student & Parents
Reliable lender
Responsible
borrowing
Support school
preferences

So you're not 6'9"
250 lbs with a
36 inch vertical?
Not everyone needs money for college.
But most people do.
We can help.
DiscoverStudentLoans.com
DISCOVER
STUDENT LOANS

• 750+ schools have Discover
on preferred lender list
•
50% of top 100 colleges
• 50% of top 50 medical /
MBA schools
• DiscoverStudentLoans.com
•
Search (Yahoo, Google)
• Comparison sites
Diversified acquisition model creates marketing advantage
School
Channel
Online
• Discover customers
• Broad market
• Schools
Print
Note:  Top 100 colleges and top 50 medical/MBA schools based on U.S. News annual rankings

Federal Loan Ending Receivables (Bn)

Established strong presence as a provider of federal loans
• Government sets interest rate
and guarantees against losses
• Department of Education
administers ECASLA
programs that create liquidity
for new loan origination
• Discover is eligible to
participate in ECASLA
$1.9
$0.1
$0.2
$0.4
$0.5
$1.0
$1.3

Legislative changes proposed for federal loans
• Student Aid and Fiscal Responsibility Act  (SAFRA)
– Requires all new federal loans be originated via Direct
Loan program
– Invests in Pell Grant scholarships over next 10 years
– Reengineers the Perkins Loan Program
– Establishes College Access Challenge Grant Program
• SAFRA passed in the House in Sept 2009, no action taken
in the Senate
• Schools are voluntarily migrating to Direct Loan program

Steady growth and future opportunities in private loans
$0.3
$0.5
$0.8
$0.3
$0.1
$<0.1
$0.6
• Became top 5 provider of
private loans in 2009
• Established position through:
–
superior customer service
–
strong school relationships
–
competitive pricing
• High rate of repeat borrowers
Private Loan Ending Receivables (Bn)

High quality portfolio points to strong credit performance
FICO Distribution Superior Portfolio Profile
• Only 4-year colleges and
graduate schools
• Proprietary underwriting criteria
• High cosigner rate
• 100% certified by school
• 100% disbursed through school
Source:  Fitch rating/DBRS, industry data for 2002-07 ABS pools
4%
13%
25%
58%
19%
26%
27%
28%
<670 670-710 711-750 750+
Industry Discover

82 Private loans positioned to deliver solid returns 4.5% 2.5% 1% 1% Net Interest Income Loss Provision Operating Expenses ROA Target

83 PERSONAL LOANS STUDENT LOANS CONSUMER DEPOSITS

Deposits business is
an important component of our Direct Banking model
• Direct-to-consumer deposits is the fastest growing segment of the deposits market
• Valued source of liquidity with attractive characteristics for asset/liability management
• Competitive all-in costs given the direct delivery model
• Offers additional relationship building opportunities
for Discover

Direct banks positioned to take share from traditional banks
Overall industry deposits in 2Q 2009 Overall industry deposits in 2Q 2009
100% 100% = = $8.4Tr $8.4Tr
(1) (1)
Direct bank
deposits
$0.2Tr (3%)
Brokered
deposits
3
$0.7Tr (8%)
All other
deposits
(2)
$2.3Tr
(27%)
Deposits
largely tied
to brick &
mortar
Source:  First Manhattan Consulting Group study; FDIC reports as of 6/30/09 and selected news articles
Notes
1. Total deposits taken from sum of branch office data from 2Q 2009 and credit union data; totals within 5% of Fed Flow of Funds total deposit values from schedules L.109, L.114, and  L.115 (Commercial Banking, Savings Institutions, and Credit Unions)
2. All other deposits includes: corporate, municipal, escrow, other consumer/small business deposits in HQ branches, etc.
3. Sum of all brokered deposits from regulated depositories as of 2Q 2009
$17
$30
$45
$65
$104
$150
$200
$245
$294
2001 2002 2003 2004 2005 2006 2007 2008 2009
YTD
2001-2009
CAGR: 43%
Overall Deposits Mix
Direct Deposits Market Growth

DISCOVER

DISCOVER
SAVINGS
Build up your savings.
Take your money to the max at Discover Bank.
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• Fast, FREE online money transfers from any checking or savings account
• Low opening deposit—no minimum balance
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24/7 Customer Service

86 Value proposition resonates with consumers Competitive rates Convenience Confidence

DISCOVER

24/7 Our bankers' hours are 24/7.

Visit our online Customer Service Center or contact a friendly Banking Specialist 24 hours a day.

DISCOVER BANK

My Profile | Tutorial | Customer Service

Welcome, Greg Smith
greg.smith@example.com
Log Out | Last login 12/01/2009, 02:27 PM ET

Accounts | Deposits & Transfers | Pay Bills | Customer Service

Accounts Summ

View: Accounts Summary

Total Savings: **$56,189.54** | Total Interest Year-to-Date: **$3,511.64**

Print | Text Size A A A

Account Name	Account Number (Show Full Numbers)	Account Type	Interest Rate	Interest Year-to-Date	Current Balance
Aidan's MMA Savings	XXX-XXX123-4	Money Market	3.25%	$78.71	**$2,578.71**
Candace's CD 5YR	XXX-XXX901-2	CD	5.05%	$459.10	**$0.00**
CD 1YR	XXX-XXX901-2	CD	3.92%	$98.12	**$2,598.12**
Money Market 2	XXX-XXX567-8	Money Market	3.25%	$78.71	**$2,578.71**
Online Savings	XXX-XXX329-5	Online Savings	1.25%	$0.00	**$860.63**
Roth IRA Plan	-	Roth IRA	-	$1,841.00	**$36,227.34**
Traditional IRA Plan	-	Traditional IRA	-	$45.00	**$2,500.00**

Open a New Account | Make a Deposit

Scheduled Transactions

Transfer Funds ▸ | Set Up an AutoSavers Plan ▸ | Schedule a Payment ▸

87 Customer service channels reinforce ease and convenience Superior customer service Convenient online access +

Unique acquisition model creates competitive advantage
• Lower acquisition costs
• Higher loyalty
• More attractive
demographics
• Overall brand
awareness
Broad market
Affinity
partners
Discover card
relationship

Strong quarter over quarter growth
% of
DFS
funding
6% 7% 9% 11% 13% 15% 19% 22% 25%
$6.9
$8.1
$10.2
$12.6
$14.8
$6.1
$4.8
$3.8
$3.2
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10
Direct-to-Consumer Deposit Growth (Bn)

Portfolio exhibits desirable loyalty attributes
At acquisition 6 months
post
acquisition
+120%
higher
Source:  First Manhattan Consulting Group study, 2010, internal data
(% of balance renewing)
12-month CD Renewal Average Savings Balance
63%
69%
77%
73%
1st maturity 2nd maturity
Branch DFS

Deposits priced comparably to other funding options
12-month CD 36-month CD
3.37%
60-month CD
3.05%
Direct-to-Consumer posted rates
ABS AAA benchmark
DFS Rates vs. Derived Benchmark (March 2010)
1.59%
1.36%
f
2.38%
2.37%
f
1. ABS AAA derived benchmark rates based on indicative ABS pricing. Derived benchmark rates adjusted to reflect CD renewal behavior
2. Direct-to-consumer deposit rates as of March 05, 2010
Notes

Consumer Lending and Deposits well positioned
for future expansion in the marketplace
• Achieved impressive results in Consumer Lending
and Deposits
–
~$15Bn in direct-to-consumer deposits
–
~$4Bn in consumer lending receivables
• Extended the Discover Brand beyond credit cards
• Established a solid foundation for further growth
• Well positioned to capitalize on shifting market dynamics and consumer behaviors

Personal & Student Loans Deposit Products Carlos Minetti EVP, Consumer Banking & Operations March 17, 2010

Payment Services Diane Offereins EVP, Payment Services March 17, 2010

DISCOVER

DISCOVER

pulse

Diners Club
INTERNATIONAL

•
Domestic PIN
debit network
with global ATM
acceptance
•
$109Bn volume
•
4,400+ issuers
•
Domestic acceptance
network for Discover
proprietary cards and
third-party issuers
•
$97Bn volume
•
30+ issuers
Payment Services – a unique set of assets
Note:  Balances as of February 28, 2010; volume based on the trailing four quarters ending 1Q10
•
Global payments
network targeting
upscale customers,
frequent travelers and
corporate clients
•
$26Bn volume
•
50 franchises
•
185 countries/territories

DISCOVER

AA
Crate&Barrel
7 ELEVEN
Saks Fifth Avenue
macy's

Elavon
First Data.
SIX MULTIPAY
globalpayments

DISCOVER
pulse
Diners Club INTERNATIONAL

DISCOVER
GE Money
citi
HSBC

BC
JCB
UnionPay 银联

Alliances with regional players – value chain Expanding the payments network globally through alliances Issuers Network Alliances Consumers Network Network Merchants Acquirers 96

Key priorities are acceptance and volume
Acceptance:
• Completing implementation of new merchant acquiring model in U.S.
• Achieving card acceptance across Discover and Diners Club networks
• Extending global cash access for Diners Club and Discover cards through PULSE
• Broadening international footprint
Drive Volume Growth:
• Leverage network to grow Discover Card
• Expand existing issuer programs
• Increase issuer base
• Build non-traditional volume

Expanding U.S. acceptance to drive higher sales
• Signed agreements with 100+
merchant acquirers representing
98%+ of U.S. merchants
• Included with 97% of all new
merchant sales in 2009
• Enabled over 1MM previous
non-acceptors
• Building awareness through
cost effective marketing
• 30 day active merchants over
the last three years has
increased 21%+
77%
90%
97%
77%
79%
85%
2Q06 2Q08 4Q10E
Acquirer Enabled Merchants
Merchant Stated Acceptance
Sources
1. Internal company reports
2. GfK Roper
(1)
(2)

Executing on Diners Club Network interoperability
• Moved 97%+ of Diners Club North American volume from
foreign-issued DCI cards onto Discover Network
• Enable Discover Card acceptance at Diners Club locations
outside the U.S.
–
Implementing / validating 43+ countries
–
Focusing on top 25 markets for U.S. travelers
• Goal of 125 countries/territories by year-end 2010

Building a global ATM network
Global Cash Access Build Out
Core Volume Opportunities:
• Diners Club
• Discover international ATM usage
• Expand PULSE to Canada / Mexico
Emerging Volume Opportunities:
• DCI Local / Local ATM acceptance
• Network-to-Network programs
• Expansion of PULSE cards
Global ATM
Network
• Over 675,000 ATMs
• Coverage in over 70 countries
and continuing expansion
Achieving Global Acceptance

DISCOVER

DISCOVER

Diners Club INTERNATIONAL

Elavon

globalpayments

SIX MULTIPAY

VENTURE INFOTEK
Changing The Way India Transacts

Beyond interoperability
Diners Club Coverage
Latin America – 2.0 MM
Asia Pacific – 3.3 MM
EMEA – 2.0 MM
Discover Network Coverage
North America – 7.7 MM
Asia Pacific – 2.7 MM
Coverage
(Service Establishments)

Key priorities are acceptance and volume
Acceptance:
• Completing implementation of new merchant acquiring model in U.S.
• Achieving card acceptance across Discover and Diners Club networks
• Extending global cash access for Diners Club and Discover cards through PULSE
• Broadening international footprint
Drive Volume Growth:
• Leverage network to grow Discover Card
• Expand existing issuer programs
• Increase issuer base
• Build non-traditional volume

DISCOVER

KOHL'S
expect great things

LANDS' END

BED BATH & BEYOND

Olive Garden
ITALIAN RESTAURANT

Applebee's

OUTBACK
STEAKHOUSE

Red Lobster

10%
Make it home sweet home.
Get 10% off from Lowe's®
with your Discover® Card
now through December 31.
Lowe's
DISCOVER

Leveraging the closed loop model to drive volume Value-added marketing programs drive additional volume: • Cashback Bonus ® • Shop Discover • Discover Extras 103

DISCOVER

BlackBerry
DISCOVER
DISCOVER

Walmart
6011 0000 0000 0000
0000
00/00
PAT SCHOPPER
DISCOVER

HSBC

GE Money

BillMeLater
The Shopping Express Lane

• Flexible and highly scalable
• Creating robust alliances
• Variety of innovative products
• Payroll / other prepaid
• Selective retail co-brands
• Closed loop / campus prepaid
• Alternative payment providers
Discover Network embracing emerging
opportunities/technology

•
Deliver superior “all-in”
value proposition
•
Focus on securing PIN debit
relationships based
on exclusivity
•
Enhance and expand fee-based
products and services
•
Invest in technology to maintain
“best in class” service offerings
1.9
2.3
2.7
2.9
2006 2007 2008 2009
Number of Transactions (Bn)
PULSE – expand and optimize

DISCOVER

REDEFINE. REINVIGORATE. REASSERT.

Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL
Diners Club INTERNATIONAL

Investing in Diners Club ® volume growth 106

Diners Club – reinvigorated
North
America
22%
LATAM
15%
EMEA
36%
Asia
Pacific
27%
Note
Includes all Diners Club branded volume
Volume by Region
(1)
Priorities
• Completion of interoperability
• Accelerating franchise
management and
business development
• Expand issuance in
emerging markets
• Continue to secure existing
and new corporate business
• Sharing of intellectual property

Strong growth in volume and profits
$29
$37
$81
2006 2007 2008 2009
$107 $107
94
96
60
70
86

$79
$146
$163
$186
$221
91 90
85
79
1
3
5
6
6
109
26
13
$232
2004 2005 2006 2007 2008 2009
V/MA
Antitrust
ruling
Volume Growth by Business (Bn) Strong Profit Growth (MM)
(TPI)
(Proprietary)
Note
For fiscal years ending November 30

DISCOVER
pulse
UnionPay
银联
Diners Club
INTERNATIONAL
JCB

Entrenched Industry Model:
American mega-brands
dominate the market
Emerging Global Model:
Alliances of key regional players are
creating the new global network
Discover is poised for the rise of the regional players
A new global network model

BC Card Background:
• Largest domestic network
in South Korea
• 11 Member banks and
2.62 million merchants
• ~2 billion transactions
processed in 2008
“Our new alliance with Discover opens the door to providing BC Card customers with more opportunities to make purchases and access cash around the world, especially in the U.S.”
– Chang Hyung-duk
President and CEO of BC Card
Opportunity:
• BC Card members to gain global
acceptance outside S. Korea via Discover,
DCI & PULSE
• Transactions in S. Korea routed on the BC
Card Network
• BC Card to expand ATM acceptance for
Discover /PULSE / Diners in S. Korea
Global opportunity seized

Payment Services Diane Offereins EVP, Payment Services March 17, 2010

Financial Review Roy Guthrie EVP, Chief Financial Officer March 17, 2010

Financial performance
As Adjusted
1Q10 1Q09 $
Net Interest Income $1,145 $1,176 ($31)
Other Operating Revenue 546               547               (1)
Total Revenue $1,691 $1,723 ($32)
Net Charge-offs $1,082 $829 $253
Reserve Changes build/(release) 305               648               (343)
Total Provision for Loan Loss $1,387 $1,477 ($90)
Total Operating Expense 475               559               (84)
Pretax Income ($171) ($313) $142
Income Tax Expense (67)               (117)             50
Net Income (Loss) ($104) ($196) $92
EPS ($0.22) ($0.41) $0.19
YOY Change
Note: 1Q09 amounts have been adjusted to remove the impact of the Visa and MasterCard antitrust litigation settlement. 1Q09 amounts have also been adjusted to reflect the impact that FASB Statements No. 166 and 167 (as defined in the appendix) would have had on the financial information presented. For a reconciliation of “as adjusted” non-GAAP financial measures, see appendix.

Reserve Balance
Loan loss reserves
5.31% 5.05%
30+ delinquency rate declined 25bps
30+ delinquency rate declined 25bps

Note
Refer to appendix for reconciliation of non-GAAP financial measures
$1.8
$2.1
$0.3
$4.2
4Q09 FAS 166/167 Reserve Actions 1Q10

Conservative balance sheet
As Adjusted
1Q10 1Q09 $
Assets
Cash, Cash Equivalents & Investment Securities $13.6 $9.0 $4.6
Loan Receivables 50.1    50.9    (0.8)
Allowance for Loan Losses (4.2)     (3.4)     (0.8)
Other Assets 7.3      4.7      2.6
Total Assets $66.8 $61.2 $5.6
Liabilities
Deposits $35.1 $28.3 $6.8
Borrowings 22.4    25.4    (3.0)
Other Accrued Expenses & Liabilities 2.3      2.5      (0.2)
Total Liabilities $59.8 $56.2 $3.6
Equity 7.0      5.0      2.0
Total Liabilities and Equity $66.8 $61.2 $5.6
YOY Change

Note: 1Q09 amounts have been adjusted to remove the impact of the Visa and MasterCard antitrust litigation settlement.  1Q09 amounts have also been adjusted to reflect the impact that FASB Statements No. 166 and 167 (as defined in the appendix) would have had on the statements had been effective for the quarter. For additional information and a reconciliation of “as adjusted” non-GAAP financial measures, see appendix.

Contingent liquidity sources
Liquidity Reserve
Committed Credit
ABCP Open Lines
Fed Discount Window
2Q10 – 1Q11 Maturities (Bn)
2.4
3.4
5.6
3.5
$22.1
$18.6
$12.6
$7.7
4.0
1.5
Liquidity (1Q10) Maturities
(2Q10-1Q11)
4Q10
3Q10
2Q10
1Q11

Funding mix
45%
39%
31%
40%
34%
30%
22%
36%
11%
5%
3% 4%
2008 2009 2010E
31%
11%
17%
20%
26%
54%
20%
69%
48%
1% 3%
2008 2009 2010E
Asset Backed Securitizations
Brokered Deposits
Direct-to-Consumer and Affinity Deposits
Other
Year End Balance Mix Issuance Mix
$55 $57 $21 $18

13.2%
8.6%
9.7%
9.8%
10.3%
10.7%
10.8%
DFS JPM C COF BAC AXP
Strong capital ratios
4Q09 Tier 1 Capital Ratio
(1)
Notes
Refer to appendix for reconciliation of non-GAAP financial measures
1. Pro forma capital ratios including the impact of FAS166/167, DFS Tier 1 capital includes TARP. Sourced from 2009 10-K. For FAS 166 / 167 adjustments, if range provided, uses midpoint of the range.
2. Total capital includes $350 million of sub debt that Discover Bank intends to issue in the second quarter, subject to market conditions
DFS 1Q10 Capital Ratios –
Pro Forma Excluding TARP
• Total capital
(2)
14.4%
• Tier 1 capital 10.9%
• Tier 1 common 10.9%
• Tangible common equity/         8.1%
tangible assets
Excl.
TARP

Well positioned for growth
• Discover represents unique set of direct banking and
payment services assets
• See opportunities for profitable growth and share gains leveraging:
–
Rewards
–
Service
–
Value
–
Direct-to-consumer banking platform
–
Growing global acceptance
–
Network alliances
• Solid foundation of credit management capabilities
and strong capital and liquidity reserve

Appendix 120

Reconciliation of GAAP to Non-GAAP data

Financial Performance (in millions)
As Reported
(GAAP)
Managed
Adjustments
Managed
(Non-GAAP) Adjustments
As Adjusted
(Non-GAAP)
Net Interest Income 503 $              662 $              1,165 $           11 $                 1,176 $
Net Charge-offs 434 396 830 - 830
Reserve Changes build/(release) 504 - 504 144 648
Total Provision for Loan Loss 938 396 1,334 144 1,478
Antitrust Litigation Settlement 475 - 475 (475) -
Other Operating Revenue 715 (266) 449 98 547
Total Operating Revenue 1,190 (266) 924 (377) 547
Total Operating Expense 559 - 559 - 559
Pre-tax Income 196 - 196 (510) (314)
Income Tax Expense 76 - 76 (193) (117)
Net Income (Loss) 120 $              - $               120 $              (317) $             (197) $
Earnings Per Share 0.25 $             - $               0.25 $             (0.66) $            (0.41) $
1Q 2009

Reconciliation of GAAP to Non-GAAP data (cont’d)

Balance Sheet (in billions)
As Reported
(GAAP)
Managed
Adjustments
Managed
(Non-GAAP) Adjustments
As Adjusted
(Non-GAAP)
Assets
Cash, Cash Equivalents and Investment Securities 10.0 $             - $               10.0 $             (1.0) $              9.0 $
Total Loan Receivables 28.1 22.8 50.9 - 50.9
Total Allowance for Loan Loss (1.9) - (1.9) (1.5) (3.4)
Other Assets 4.4 (0.2) 4.2 0.5 4.7
Total Assets
40.6 $             22.6 $             63.2 $             (2.0) $              61.2 $
Liabilities
Total Deposits 28.3 $             - $               28.3 $             - $               28.3 $
Total Borrowings 3.8 22.6 26.4 (1.0) 25.4
Other Accrued Expenses and Liabilities 2.5 - 2.5 - 2.5
Total Liabilities 34.6 22.6 57.2 (1.0) 56.2
Equity 6.0 - 6.0 (1.0) 5.0
Total Liabilities and Equity
40.6 $             22.6 $             63.2 $             (2.0) $              61.2 $
1Q 2009

1Q 2010 4Q 2009
Tangible Common Equity ("TCE") (in millions)
Common Equity (GAAP) 5,854 $            7,277 $
Less: Goodwill and Intangibles (450)                 (451)
Less: Adjustments -                   (1,332)
TCE (as adjusted) 5,404 $            5,494 $
TCE as a % of Tangible Assets 8.8% 15.0%
Less: Adjustments -                   (6.8)
TCE as a % of Tangible Assets as adjusted (non-GAAP) 8.1% 8.2%
TCE as a % of Total Loans (GAAP) 12.8% 31.2%
Less: Adjustments -                   (19.5)
TCE as a % of Total Loans as adjusted (non-GAAP) 11.8% 11.7%

Note: Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.
Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common  equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.
Reconciliation of GAAP to Non-GAAP data (cont’d)

2010 Financial Community Briefing March 17, 2010